UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2011

TELKONET, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31972	87-0627421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Innovation Drive, Suite 300 Milwaukee, Wisconsin	53226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  223-0473

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Securities Purchase Agreement

On April 8, 2011, Telkonet, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) in connection with a private placement (the “Private Placement”) of 271 shares of the Company’s Series B Convertible Redeemable Preferred Stock, par value $0.001 per share (“Series B Stock”), and warrants (“Warrants”) to purchase an aggregate of 5,211,538 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The Series B shares were sold at a price per share of $5,000 and the Warrants have an exercise price of $0.13, which is equal to the closing bid price of a share of common stock on August 4, 2010, the date of the original issuance of shares of Series B Stock.  The Company completed the Private Placement on April 8, 2011 and received gross proceeds of $1,355,000 from the sale of these Series B shares and Warrants.  The Company intends to use the net proceeds from the sale of the Series B shares and the Warrants for sales and marketing, inventory and general working capital needs and may use the proceeds in the short term to repay certain outstanding indebtedness, satisfy judgments against the Company, pay expenses of the offering as well as for other general corporate capital purposes.

Under the terms of the private placement transaction, each Series B share is convertible into approximately 38,461 shares of Common Stock at a conversion price of $0.13 per share, which is equal to the closing bid price of a share of common stock on August 4, 2010, the date of the original issuance of shares of Series B Stock.  Except as specifically provided in the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) or otherwise required by law, the Series B shares will vote together with the Company’s Common Stock and Series A shares on an as-converted basis and not as a separate class.  Each Series B share will have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such shares of the Series B.

The Securities Purchase Agreement contains representations, warranties and covenants customary for a transaction of this type.

The Series B shares and Warrants issued in the offering were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder on the basis that the purchasers are "accredited investors" as such term is defined in Rule 501 of Regulation D.

Registration Rights Agreement

In connection with the Private Placement, on April 8, 2011, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers listed therein. The Registration Rights Agreement grants “piggyback” registration rights to the purchasers on all fully underwritten registered offerings of the Company for its own account.   The Registration Rights Agreement contains customary terms and conditions for a transaction of this type.

The Securities Purchase Agreement, the Registration Rights Agreement and the form of Warrant to purchase Common Stock are attached hereto as Exhibits 10.1, 10.2 and 4.1 respectively and incorporated herein by reference. The press release announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Securities Purchase Agreement, the Registration Rights Agreement and the form of Warrant to Purchase Common Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, and the form of Warrant to Purchase Common Stock attached hereto.

The description set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The Series B shares were offered and sold in the Private Placement to accredited investors without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Each investor represented that the investor qualified as an “accredited investor,” as defined under Rule 501(a) of Regulation D.  All of the Series B shares were issued as restricted securities and the certificates representing the shares were endorsed with legends confirming that the shares had been issued without registration under the Securities Act and cannot be sold or otherwise transferred without registration under the Securities Act or an exemption from such registration requirements.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2011, the Company filed with the Secretary of State of the State of Utah its Articles of Amendment (the “Articles of Amendment”).  The Articles of Amendment amend the Company’s Articles of Incorporation to increase the authorized number of shares of Series B Stock.  The Articles of Amendment further amend the Company’s Articles of Incorporation to add back Part C and Part D to Article III, which set forth the respective rights and privileges of the Company’s Series A Preferred Stock and Series B Stock.  Part C and Part D of Article III had been inadvertently removed from the Company’s Articles of Incorporation by a prior amendment dated December 21, 2010.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.

Exhibits

(d)

Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Telkonet, Inc. filed with the Secretary of State of Utah on March 30, 2011.

4.1	Form of Warrant to Purchase Common Stock.

10.1	Securities Purchase Agreement, dated April 8, 2011, by and among Telkonet, Inc. and the parties listed therein.

10.2	Registration Rights Agreement, dated April 8, 2011, by and among Telkonet, Inc. and the parties listed therein.

99.1	Press Release, dated April 11, 2011.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2011	TELKONET, INC.

By: /s/ Jason Tienor
Jason Tienor
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Telkonet, Inc. filed with the Secretary of State of Utah on March 30, 2011.

4.1	Form of Warrant to Purchase Common Stock.

10.1	Securities Purchase Agreement, dated April 8, 2011, by and among Telkonet, Inc. and the parties listed therein.

10.2	Registration Rights Agreement, dated April 8, 2011, by and among Telkonet, Inc. and the parties listed therein.

99.1	Press Release, dated April 11, 2011.